                                                                   EXHIBIT 10.3

                              EMPLOYMENT AGREEMENT
                              --------------------

          EMPLOYMENT AGREEMENT, dated as of October 21, 1991, between RANDOLPH
S. FOWLER (the "Employee") and HYPERION TELECOMMUNICATIONS, INC. (the "Company"), a Delaware corporation.

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, the Company desires to assure itself of the benefit of the Employee's services and experience for a period of time; and

          WHEREAS, the Employee is willing to enter into an agreement to that end with the Company upon the terms and conditions herein set forth.

          NOW, THEREFORE, in consideration of the premises and covenants herein contained, the parties hereto agree as follows:

          1.   Term of Agreement
               -----------------

              Subject to the terms and conditions hereof, the term of employment of the Employee under this Employment Agreement shall be for the period commencing on the date hereof and terminating at midnight on October 20, 1996. Employee may defer commencement for thirty (30) days after the date hereof.

          2.   Services to be Rendered
               -----------------------

               The Company hereby agrees to employ the Employee as an executive officer to perform services for the Company in such areas as requested by the Company,
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exclusive of Allegheny County, Pennsylvania, subject to the terms, conditions and provisions of this Employment Agreement. The Employee hereby accepts such employment and agrees to devote his full time and attention to rendering services to the Company under this Employment Agreement. In connection with the rendition of such services, the Employee shall report to and be subject to the direction of the President and Board of Directors of the Company, and he shall perform such services as shall be designated by them.

          3.   Compensation
               ------------

          3.1 In full payment for services rendered to the Company under this Employment Agreement, the Company shall pay the Employee a base salary of not less than $90,000 per year during the term hereof ("Base Salary"), to be paid in accordance with Company policy. The Base Salary shall be increased by the amount of Adelphia Communications Corporation wages grid for hourly employees is increased each year.

          3.2 In addition to the compensation otherwise provided for in this Paragraph 3, the Employee shall, during the term of this Employment Agreement, also be eligible to be awarded a bonus as provided for in Paragraph 4 of this Employment Agreement.

          3.3 The Employee shall be deemed to be a 10-year employee and shall, during the term of this Employment Agreement, be entitled to (i) vacations and fringe benefits, including reimbursement of business expenses, consistent with the present practice of Adelphia Communications Corporation for its employees as set forth in the Adelphia Communications Corporation Handbook, and (ii) the use of appropriate office space.

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          4.   Bonus Compensation
               ------------------

               The Company covenants and agrees that, for each fiscal year during the term of the Employment Agreement, the Employee will be entitled to receive bonus compensation ("Bonus Compensation") provided the Employee meets the performance criteria to be mutually agreed upon, with the maximum award not to exceed $20,000 per annum, payable quarterly.

          5.   Disability, Death and Termination
               ---------------------------------

               5.1 In the event of the Employee's physical or mental disability (so that the Employee is not reasonably able to render his full services hereunder), the Employee's Base Salary shall continue for the period of any such disability less any disability payments; provided, however, that in the event any such disability shall continue for a consecutive period of more than one hundred eighty (180) days, then the Company may, at its election, terminate this Employment Agreement. In the event of any such termination, the Company shall be obligated only for compensation earned by the Employee prior to such termination.

               5.2 Upon the death of the Employee, the Company shall continue for a period of one hundred eighty (180) days from the Employee's date of death to pay the Base Salary to the Employee's designated beneficiary.

               5.3  If any of the following events should occur:

                    (i) the Employee voluntarily resigns or retires as an employee of the Company without the prior written consent of the Company;

                    (ii) the Company terminates the Employee's employment for cause which is defined as good and sufficient cause;

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                    (iii) the Employee materially breaches this Employment
                          Agreement and fails to cure such breach within thirty (30) calendar days after receiving written notice of such breach from the Company;

then the Company's obligations hereunder shall terminate and no further payments of any kind shall thereafter be made by the Company to the Employee hereunder.

          6.   Employee's Acknowledgments
               --------------------------

               Employee recognizes and acknowledges that: (a) in the course of Employee's employment by the Company it will be necessary for Employee to acquire information which could include, in whole or in part, information concerning the Company's sales, sales volume, sales methods, sales proposals customers and prospective customers; the identity of customers and prospective customers; the identity of key purchasing personnel in the employ of customers and prospective customers; the amount or kind of customers' purchases from the Company; the Company's sources of supply; the Company's computer programs, system documentation, special hardware, product hardware and related software development; the Company's manuals, formulae, processes, methods, machines, compositions, ideas, improvements and inventions; or other confidential or proprietary information belonging to the Company or relating to the Company's affairs (collectively referred to herein as the "Confidential Information"); (b) the Confidential Information is the property of the Company; (c) the use, misappropriation or disclosure of the Confidential Information would constitute a breach of trust and could cause irreparable injury to the Company; and (d) it is essential to the protection of the Company's good will and to the maintenance of the Company's competitive position that the Confidential Information be kept secret and that Employee not disclose the Confidential

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Information to others or use the Confidential Information to Employee's own advantage or the advantage of others.

          Employee further recognizes and acknowledges that it is essential for the proper protection of the business of the Company that Employee be restrained
(a) from soliciting or inducing any employee of the Company to leave the employ of the Company, (b) from hiring or attempting to hire any employee of the Company, (c) from soliciting the trade of or trading with the customers and suppliers of the Company for any business purpose, and (d) from competing against the Company for a reasonable period following the termination of Employee's employment with the Company.

          7.   Employee's Covenants, Representations and Agreements
               ----------------------------------------------------

          7.1  Non-Disclosure of Confidential Information. Employee agrees to
               ------------------------------------------
hold and safeguard the Confidential Information in trust for the Company, its successors and assigns, and agrees that he shall not, without the prior written consent of the Company, misappropriate or disclose or make available to anyone for use outside the Company's organization at any time, either during his employment with the Company or subsequent to the termination of his employment with the Company for any reason, including without limitation termination by the Company for cause or without cause, any of the Confidential Information, whether or not developed by Employee, except as required in the performance of Employee's duties to the Company.

          7.2  Disclosure of Works and Inventions/Assignment of Patents.
               --------------------------------------------------------
Employee shall disclose promptly to the Company or its nominee any and all works, inventions, discoveries and improvements authorized, conceived or made by Employee during the period of employment

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and related to the business or activities of the Company, and hereby assigns and agrees to assign all his interest therein to the Company or its nominee.
Whenever requested to do so by the Company, Employee shall execute any and all applications, assignments or other instruments which the Company shall deem necessary to apply for and obtain Letters, Patents or Copyrights of the United States or any foreign country or to otherwise protect the Company's interest therein. Such obligations shall continue beyond the termination of' employment with respect to works, inventions, discoveries and improvements authored, conceived or made by Employee during the period of employment, and shall be binding upon Employee's assigns, executors, administrators and other legal representatives.

          7.3  Duties. Employee agrees to be a loyal employee of the Company.
               ------
Employee agrees to devote his best efforts full time to the performance of his duties for the Company, to give proper time and attention to furthering the Company's business and to comply with all rules, regulations and instruments established or issued by the Company. Employee further agrees that during the term of this Agreement, Employee shall not, directly or indirectly, engage in any business which would detract from Employee's ability to apply his best efforts to the performance of his duties hereunder. Employee also agrees that he shall not usurp any corporate opportunities of the Company.

          7.4  Return of Materials. Upon the termination of Employee's
               -------------------
employment with the Company for any reason, including without limitation termination by the Company for cause or without cause, Employee shall promptly deliver to the Company all correspondence, drawings, blueprints, manuals, letters, notes, notebooks, reports, flow-charts, programs, proposals and any documents concerning the Company's customers or concerning products or

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processes used by the Company and, without limiting the foregoing, will promptly deliver to the Company any and all other documents or materials containing or constituting Confidential Information.

          7.5  Restrictions on Competition. Employee covenants and agrees that
               ---------------------------
during the period of Employee's employment hereunder and for a period of three
(3) years following the termination of Employee's employment, including without limitation termination as set forth in Paragraph 5.3 hereof, Employee shall not engage in any competing business, directly or indirectly, whether as principal or as agent, officer, director, employee, consultant, shareholder or otherwise, alone or in association with any other person, corporation or other entity, in any city or municipality where the Company is offering its products or services.

          For purposes of this Agreement, the term "competing business" shall mean any person, corporation or other entity engaged in the business of (a) providing telecommunications alternate access network systems, or (b) selling or attempting to sell any product or service which is the same as or similar to products or services sold by the Company within the last three (3) years prior to termination of Employee's employment hereunder.

          7.6  Non-Solicitation of Customers and Suppliers. Employee agrees that
               -------------------------------------------
during his employment with the Company, he shall not, directly or indirectly, solicit the trade of, or trade with, any customer, prospective customer, supplier or prospective supplier of the Company for any business purpose other than for the benefit of the Company. Employee further agrees that for three (3) years following termination of his employment with the Company, including without limitation termination by the Company for cause or without cause, Employee

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shall not, directly or indirectly, solicit the trade of, or trade with, any customers or suppliers, or prospective customers or suppliers, of the Company.

          7.7  Non-Solicitation of Employees. Employee agrees that during his
               -----------------------------
employment with the Company and for three (3) years following termination of Employee's employment with the Company, including without limitation termination by the Company for cause or without cause, Employee shall not, directly or indirectly, solicit or induce, or attempt to solicit or induce, any employee of the Company to leave the Company for any reason whatsoever, or hire any employee of the Company.

          7.8  Work Made for Hire. Employee agrees that in the event of
               ------------------
publication by Employee of written or graphic materials, the Company will retain and own all rights in said materials, including right of copyright.

          7.9  No Violation of Other Agreements. Employee represents and agrees
               --------------------------------
that by entering into this Agreement, he will not violate or breach any other agreement or contract by which he is bound. Employee further represents and warrants that his employment with the Company will not require him to disclose or use any confidential information belonging to prior employers or other persons or entities.

          8.  Expenses.
              --------

              All reasonable travel, entertainment and other expenses incidental to the rendering of services by the Employee hereunder shall be paid by the Company in accordance with its normal practices in effect from time to time. If such expenses are paid in the first instance by the Employee, the Company shall reimburse him promptly therefor upon presentation of proper invoices.

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          9.  Non-Assignability
              -----------------
              Except as otherwise provided herein, this Employment Agreement may not be assigned by either the Company or the Employee.

          10.  Merger or Consolidation
               -----------------------

               In the event of the merger or consolidation of the Company with any other corporation or corporations, or of the sale by the Company of a major portion of its assets or of its business and good will, this Employment Agreement shall be assigned and transferred to such successor in interest as an asset of the Company and such assignee shall assume the Company's obligations hereunder, in which event the Employee agrees to continue to perform his duties and obligations according to the terms and conditions hereof for such assignee or transferee of this Employment Agreement.

          11.  Notices
               -------

               All notices and other communications which are required or may be given under this Employment Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid:

               If to the Company, to it at the following address:

               Hyperion Telecommunications, Inc.
               Coudersport, PA  16915

               If to the Employee, to him at the following address:

               Randolph S. Fowler
               336 Catalina Drive
               Upper St. Clair, PA  15241

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               with a copy to:

               Charles L. Holsworth, Esq.
               Charles L. Holsworth and Associates, P.C.
               2550 Brownsville Road
               Bavarian Village
               Library, PA  15129

or to such other place as either party shall have specified by notice in writing to the other.

          12.  Governmental Regulation
               -----------------------

               Nothing contained in this Employment Agreement shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any provision of this Employment Agreement and any statute, law, ordinance, order or regulation, the latter shall prevail, but in such event any such provision of this Employment Agreement shall be curtailed and limited only to the extent necessary to bring it within the legal requirements.

          13.  Governing Law
               -------------

               This Employment Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

          14.  Entire Agreement; Amendment
               ---------------------------

               This Employment Agreement sets forth the entire understanding of the parties in respect of the subject matter contained herein and supersedes all prior agreements, arrangements and understandings relating to the subject matter, and may be amended only by a written agreement signed by both parties hereto or their duly authorized representatives.

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               IN WITNESS WHEREOF, the parties hereto have executed this
Employment Agreement as of the date first above written,

WITNESS:

/s/ FLORENCE MACK                           /s/ RANDOLPH S. FOWLER (SEAL)
- -------------------------------------       -----------------------------------
                                            RANDOLPH S. FOWLER


ATTEST:                                     HYPERION TELECOMMUNICATIONS, INC.


/s/ DANIEL R. MILLIARD                      By /s/ JAMES P. RIGAS
- -----------------------------------------   ------------------------------------
SECRETARY                                   VICE PRESIDENT

(CORPORATE SEAL)